As Filed with the Securities and Exchange Commission on April 26, 2005


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        ---------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 26, 2005

                                MONSANTO COMPANY
             (Exact Name of Registrant as Specified in its Charter)

      Delaware                   001-16167                  43-1878297
(State of Incorporation)  (Commission File Number)        (IRS Employer
                                                             Identification No.)

                          800 North Lindbergh Boulevard
                            St. Louis, Missouri 63167
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (314) 694-1000

                                 Not Applicable
          (Former Name or Former Address, If Changed Since Last Report)
                        ---------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d.-2(b))

[ ] Pre-commencement communications pursuant to Rule 13a-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 7.01  Regulation FD Disclosure.

     On April 6, 2005, Monsanto Company (the "Company") issued a press release announcing its second quarter 2005 financial and operating results for the period ended February 28, 2005, which press release was furnished on a Form 8-K filed on April 6, 2005. Additionally in the press release and during a webcast conference call with investors following the release, we provided updated guidance on our earnings per share and free cash flow targets for 2005, 2006 and 2007. This earnings guidance is furnished as Exhibit 99 and incorporated herein by reference.

     During the next two to three weeks, our executives are scheduled to meet with investors and analysts to discuss our business and will confirm the trends and 2005 performance expectations for our business segments, which were previously disclosed on April 6, 2005. In addition, when discussing guidance, our executives will confirm the earnings per share and free cash flow guidance we provided on April 6, 2005.

     The information furnished herewith uses the non-GAAP financial measure of earnings per share ("EPS") on an ongoing basis. Our ongoing EPS financial measure excludes certain after-tax items that we do not consider part of ongoing operations, which are identified as such in the reconciliation. We believe that our ongoing EPS financial measure presented with these adjustments best reflects our ongoing performance and business operations during the periods presented and is more useful to investors for comparative purposes. In addition, management uses the ongoing EPS financial measure as a guide in its budgeting and long-range planning processes, and as a guide in determining incentive compensation. The presentation of EPS on an ongoing basis is intended to supplement investors' understanding of our operating performance. This non-GAAP financial measure may not be comparable to similar measures used by other companies.

     We are furnishing the information contained in this report, including the Exhibit, pursuant to "Item 7.01 Regulation FD Disclosure" of Form 8-K promulgated by the Securities and Exchange Commission ("SEC"). This information shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 ("Exchange Act") or otherwise subject to the liabilities of that section, unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933 or the Exchange Act. By filing this report on Form 8-K and furnishing this information, we make no admission as to the materiality of any information in this report, including the Exhibit.

     Certain statements contained in this Form 8-K are "forward-looking statements," such forward-looking statements may include as statements concerning the company's anticipated financial results, current and future product performance, regulatory approvals, business and financial plans, the outcome of contingencies and other non-historical facts. These statements are based on current expectations and currently available information. However, since these statements are based on factors that involve risks and uncertainties, the company's actual performance and results may differ materially from those described or implied by such forward-looking statements. Factors that could cause or contribute to such differences include, among others: the company's exposure to various contingencies, including those related to Solutia Inc., litigation, intellectual property, regulatory compliance (including seed quality), environmental contamination and antitrust; successful completion and operation of recent and proposed acquisitions; fluctuations in exchange rates and other developments related to foreign currencies and economies; increased generic and branded competition for the company's Roundup herbicide; the accuracy of the company's estimates and projections, for example, those with respect to product returns and grower use of the company's products and related distribution inventory levels; the effect of weather conditions and commodity markets on the agriculture business; the success of the company's research and development activities and the speed with which regulatory authorizations and product launches may be achieved; domestic and foreign

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

social, legal and political developments, especially those relating to agricultural products developed through biotechnology; the company's ability to successfully market new and existing products in new and existing domestic and international markets; the company's ability to obtain payment for the products that it sells; the company's ability to achieve and maintain protection for its intellectual property; the company's ability to fund its short-term financing needs; and other risks and factors detailed in the company's filings with the U.S. Securities and Exchange Commission. Undue reliance should not be placed on these forward-looking statements, which are current only as of the date of this release. The company disclaims any current intention or obligation to revise or update any forward-looking statements or any of the factors that may affect actual results, whether as a result of new information, future events or otherwise.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

         The following exhibit is filed herewith:

         Exhibit 99        Fiscal Years 2005-2007 Guidance


                        ---------------------------------


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 26, 2005
                                MONSANTO COMPANY



                                By:  /s/ Jennifer L. Woods
                                   ---------------------------------------------
                                   Name: Jennifer L. Woods
                                   Title: Assistant Secretary


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                                  EXHIBIT INDEX


Exhibit No.       Description of Exhibit
----------        ----------------------

    99            Fiscal Years 2005-2007 Guidance